Exhibit 99.2

  Aspen Insurance Holdings Limited

Financial Supplement

As of December 31, 2008

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance
Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited
Noah Fields, Head of Investor Relations
T: +1 441-297-9382
email: noah.fields@aspen-re.com

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2007. Unless otherwise noted, all data is in U.S. dollars millions, except for per share, percentage and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

Aspen excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 28 for a reconciliation of operating income to net income.

Net income excluding net income or losses from investments accounted for by the equity method (a non-GAAP financial measure): This is an internal performance measure used by the Company in the management of its operations and represents net income adjusted for preference share dividends excluding after-tax net income or losses from investments accounted for using the equity method.

The Company excludes net income or loss from investments accounted for using the equity method from its calculation of net income because the amount of these gains or losses are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing net income excluding net income or losses for other investments accounted for by the equity method enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Net income excluding net income or losses for investments accounted for by the equity method should not be viewed as a substitute for GAAP net income. Please see page 29 for a reconciliation of net income excluding net income or losses for other investments accounted for by the equity method income to net income.

Adjusted operating income (a non-GAAP financial measure): Adjusted operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses, after-tax net foreign exchange gains or losses and after-tax gains or losses from our investments in funds of hedge funds.

The Company excludes after-tax net realized capital gains or losses, after-tax net foreign exchange gains or losses and after-tax gains or losses from our investments in funds of hedge funds from its calculation of adjusted operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing adjusted operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Adjusted operating income should not be viewed as a substitute for GAAP net income. Please see page 30 for a reconciliation of adjusted operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure: Annualized operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

The Company presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 28 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity to closing shareholders’ equity.

Annualized Operating Return on Average Equity excluding gains or losses from funds of hedge funds (“Adjusted Operating ROE”) is a non-GAAP financial measure: Annualized Operating Return on Average Equity excluding gains or losses from funds of hedge funds 1) is calculated using adjusted operating income, as defined below and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

Aspen presents Adjusting Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

See page 30 of Aspen’s financial supplement for a reconciliation of adjusted operating income to net income and page 7 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure): The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 26 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures): The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see pages 15 and 16 for a reconciliation of accident year loss ratios to underwriting ratios calculated in accordance with U.S. GAAP.

1.1

Aspen Insurance Holdings Limited
Financial Highlights

	Three Months Ended December 31,			Twelve Months Ended December 31,
(in US$ millions except for percentages, share and per share amounts)	2008	2007	Change	2008	2007	Change

Gross written premium	$435.4	$305.0	42.8%	$2,001.7	$1,818.5	10.1%
Net written premium	$406.1	$279.0	45.6%	$1,835.5	$1,601.4	14.6%
Net earned premium	$478.6	$423.7	13.0%	$1,701.7	$1,733.6	(1.8%)
Net income after tax	$21.8	$135.2	(83.9%)	$103.8	$489.0	(78.8%)
Operating income after tax	$20.5	$138.0	(85.1%)	$151.5	$478.6	(68.4%)
Investment income	$10.3	$80.3	(87.2%)	$139.2	$299.0	(53.4%)
Underwriting income	$31.9	$87.1	(63.4%)	$74.8	$295.1	(74.7%)

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.48	(87.8%)	$0.92	$5.25	(82.5%)
Operating income adjusted for preference share dividend	$0.17	$1.52	(88.8%)	$1.49	$5.14	(71.0%)
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.44	(87.5%)	$0.89	$5.11	(82.6%)
Operating income adjusted for preference share dividend	$0.17	$1.47	(88.4%)	$1.44	$4.99	(71.1%)
Book value per ordinary share	$28.85	$27.95	3.2%	$28.85	$27.95	3.2%
Diluted book value per ordinary share (treasury stock method)	$28.10	$27.08	3.8%	$28.10	$27.08	3.8%
Weighted average number of ordinary shares outstanding (in millions of shares)	81.485	86.503	(5.8%)	82.963	87.808	(5.5%)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	83.423	89.211	(6.5%)	85.532	90.355	(5.3%)

Underwriting Ratios
Loss ratio	64.9%	47.6%		65.8%	53.1%
Policy acquisition cost ratio	18.3%	18.5%		17.6%	18.1%
General and administrative expense ratio	10.2%	13.3%		12.2%	11.8%
Expense ratio	28.5%	31.8%		29.8%	29.9%
Combined ratio	93.4%	79.4%		95.6%	83.0%

Return On Equity
Average equity (1)	$2,218.8	$2,250.5		$2,292.3	$2,136.8
Return on average equity
Net income adjusted for preference share dividend	0.7%	5.7%		3.3%	21.6%
Operating income adjusted for preference share dividend	0.6%	5.8%		5.4%	21.1%
Annualized return on average equity
Net income	2.8%	22.8%		3.3%	21.6%
Operating income	2.4%	23.2%		5.4%	21.1%

See pages 7, 26, 27 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Average equity excludes the average after-tax unrealized appreciation or depreciation on investments and average after-tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited

Consolidated Statements Of Operations — Quarterly

(in US$ millions except for percentages)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006

UNDERWRITING REVENUES
Gross written premiums	$435.4	$441.3	$528.8	$596.2	$305.0	$286.9
Premiums ceded	(29.3)	(37.5)	(22.8)	(76.6)	(26.0)	(8.8)

Net written premiums	406.1	403.8	506.0	519.6	279.0	278.1
Change in unearned premiums	72.5	30.4	(108.7)	(128.0)	144.7	137.2

Net earned premiums	478.6	434.2	397.3	391.6	423.7	415.3

UNDERWRITING EXPENSES
Losses and loss expenses	310.6	413.4	188.3	207.2	201.7	201.7
Acquisition expenses	87.5	70.4	65.0	76.4	78.4	67.4
General and administrative expenses	48.6	51.6	57.1	50.8	56.5	49.9

Total underwriting expenses	446.7	535.4	310.4	334.4	336.6	319.0

Underwriting income (loss)	31.9	(101.2)	86.9	57.2	87.1	96.3

OTHER OPERATING REVENUE
Net investment income	10.3	19.3	70.5	39.1	80.3	62.7
Interest expense	(3.9)	(3.8)	(4.0)	(3.9)	(2.9)	(4.4)

Total other operating revenue	6.4	15.5	66.5	35.2	77.4	58.3

Other income (expense)	(0.5)	0.6	—	(2.2)	(3.8)	(4.6)

OPERATING INCOME (LOSS) BEFORE TAX	37.8	(85.1)	153.4	90.2	160.7	150.0

OTHER
Net realized and unrealized exchange (losses) gains	(4.8)	(2.7)	(5.0)	4.3	(2.1)	(0.9)
Net realized investment gains (losses)	8.4	(58.1)	0.8	1.0	(0.8)	(1.9)

INCOME (LOSS) BEFORE TAX	41.4	(145.9)	149.2	95.5	157.8	147.2
Income tax (expense) recovery	(19.6)	19.8	(22.3)	(14.3)	(22.6)	(27.7)

NET INCOME (LOSS) AFTER TAX	21.8	(126.1)	126.9	81.2	135.2	119.5
Dividends paid on ordinary shares	(12.3)	(12.2)	(12.8)	(12.9)	(13.3)	(13.3)
Dividend paid on preference shares	(6.9)	(6.9)	(7.0)	(6.9)	(6.9)	(5.2)

Retained income (loss)	$2.6	$(145.2)	$107.1	$61.4	$115.0	$101.0

Components of net income (loss) after tax
Operating income (loss)	$20.5	$(76.2)	$131.2	$76.0	$138.0	$121.8
Net realized and unrealized exchange (losses) gains after tax	(4.8)	(2.7)	(5.0)	4.3	(2.1)	(0.9)
Net realized investment gains (losses) after tax	6.1	(47.2)	0.7	0.9	(0.7)	(1.4)

NET INCOME (LOSS) AFTER TAX	$21.8	$(126.1)	$126.9	$81.2	$135.2	$119.5

Loss ratio	64.9%	95.2%	47.4%	52.9%	47.6%	48.6%
Policy acquisition expense ratio	18.3%	16.2%	16.4%	19.5%	18.5%	16.2%
General and administrative expense ratio	10.2%	11.9%	14.4%	13.0%	13.3%	12.0%
Expense ratio	28.5%	28.1%	30.8%	32.5%	31.8%	28.2%
Combined ratio	93.4%	123.3%	78.2%	85.4%	79.4%	76.8%

Basic earnings per share	$0.18	$(1.63)	$1.44	$0.87	$1.48	$1.22
Diluted earnings per share	$0.18	$(1.63)	$1.39	$0.85	$1.44	$1.20

Annualized return on average equity
Net income	2.8%	(23.2% )	20.4%	12.8%	22.8%	22.4%
Operating income	2.4%	(14.4% )	21.2%	12.0%	23.2%	22.8%

See pages 7, 26, 27 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date

	Twelve Months Ended December 31,
(in US$ millions except for percentages)	2008	2007	2006

UNDERWRITING REVENUES
Gross written premiums	$2,001.7	$1,818.5	$1,945.5
Premiums ceded	(166.2)	(217.1)	(281.9)

Net written premiums	1,835.5	1,601.4	1,663.6
Change in unearned premiums	(133.8)	132.2	12.6

Net earned premiums	1,701.7	1,733.6	1,676.2

UNDERWRITING EXPENSES
Losses and loss expenses	1,119.5	919.8	889.9
Acquisition expenses	299.3	313.9	322.8
General and administrative expenses	208.1	204.8	167.9

Total underwriting expenses	1,626.9	1,438.5	1,380.6

Underwriting income	74.8	295.1	295.6

OTHER OPERATING REVENUE
Net investment income	139.2	299.0	204.4
Interest expense	(15.6)	(15.7)	(16.9)

Total other operating revenue	123.6	283.3	187.5

Other expense	(2.1)	(11.9)	(14.2)

OPERATING INCOME BEFORE TAX	196.3	566.5	468.9

OTHER
Net realized and unrealized exchange (losses) gains	(8.2)	20.6	9.5
Net realized investment (losses) gains	(47.9)	(13.1)	(8.0)

INCOME BEFORE TAX	140.2	574.0	470.4
Income taxes	(36.4)	(85.0)	(92.3)

NET INCOME AFTER TAX	103.8	489.0	378.1
Dividends paid on ordinary shares	(50.2)	(53.0)	(56.2)
Dividends paid on preference shares	(27.7)	(27.7)	(15.6)

Retained income	$25.9	$408.3	$306.3

Components of net income after tax
Operating income	$151.5	$478.6	$375.3
Net realized and unrealized exchange (losses) gains after tax	(8.2)	20.6	9.5
Net realized investment (losses) gains after tax	(39.5)	(10.2)	(6.7)

NET INCOME AFTER TAX	$103.8	$489.0	$378.1

Loss ratio	65.8%	53.1%	53.1%
Policy acquisition expense ratio	17.6%	18.1%	19.3%
General and administrative expense ratio	12.2%	11.8%	10.0%
Expense ratio	29.8%	29.9%	29.3%
Combined ratio	95.6%	83.0%	82.4%

See pages 7, 26, 27 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited
Consolidated Balance Sheets

	December 31,	September 30,	June 30,	March 31,	December 31,
(in US$ millions, except for per share amounts)	2008	2008	2008	2008	2007

ASSETS
Investments
Fixed maturities	$4,433.1	$4,410.7	$4,612.7	$4,472.2	$4,385.8
Other investments	286.9	513.1	555.3	544.5	561.4
Short-term investments	224.9	226.3	193.6	309.3	280.1

Total investments	4,944.9	5,150.1	5,361.6	5,326.0	5,227.3
Cash and cash equivalents	809.1	741.6	620.8	695.7	651.4
Reinsurance recoverables
Unpaid losses	283.3	241.5	231.7	276.0	304.7
Ceded unearned premiums	46.3	77.5	98.9	121.8	77.0
Receivables
Underwriting premiums	677.5	675.4	792.0	716.2	575.6
Other	46.5	102.6	79.0	50.3	59.8
Funds withheld	85.0	77.4	76.9	100.0	104.5
Deferred policy acquisition costs	149.7	166.7	167.4	151.6	133.9
Derivatives at fair value	11.8	10.9	11.3	15.4	17.3
Receivable for securities sold	177.2	—	—	—	—
Office properties and equipment	33.8	32.4	30.4	28.0	27.8
Other assets	15.5	19.8	20.9	17.7	13.8
Intangible assets	8.2	8.2	8.2	8.2	8.2

Total assets	$7,288.8	$7,304.1	$7,499.1	$7,506.9	$7,201.3

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$3,070.3	$3,081.9	$2,944.4	$2,950.3	$2,946.0
Unearned premiums	810.7	940.8	1,018.9	930.1	757.6

Total insurance reserves	3,881.0	4,022.7	3,963.3	3,880.4	3,703.6

Payables
Reinsurance premiums	103.0	98.0	115.6	133.1	81.3
Taxation	72.6	33.4	82.6	114.3	120.2
Accrued expenses and other payables	192.5	246.2	219.7	189.6	210.1
Liabilities under derivative contracts	11.1	16.7	14.5	17.3	19.0

Total payables	379.2	394.3	432.4	454.3	430.6

Long-term debt	249.5	249.5	249.5	249.5	249.5

Total liabilities	4,509.7	4,666.5	4,645.2	4,584.2	4,383.7

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Preference shares	—	—	—	—	—
Additional paid-in capital	1,754.8	1,754.1	1,753.3	1,849.5	1,846.1
Retained earnings	884.7	882.1	1,027.3	920.2	858.8
Accumulated other comprehensive income, net of taxes	139.5	1.3	73.2	152.9	112.6

Total shareholders’ equity	2,779.1	2,637.6	2,853.9	2,922.7	2,817.6

Total liabilities and shareholders’ equity	$7,288.8	$7,304.1	$7,499.1	$7,506.9	$7,201.3

Book value per ordinary share	$28.85	$27.14	$29.84	$29.22	$27.95

See page 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
(in US$ except for number of shares)	2008	2007	2008	2007

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.48	$0.92	$5.25
Operating income adjusted for preference share dividend	$0.17	$1.52	$1.49	$5.14
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.44	$0.89	$5.11
Operating income adjusted for preference share dividend	$0.17	$1.47	$1.44	$4.99
Weighted average number of ordinary shares outstanding (in millions)	81.485	86.503	82.963	87.808
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	83.423	89.211	85.532	90.355
Book value per ordinary share			$28.85	$27.95
Diluted book value per ordinary share (treasury stock method)			$28.10	$27.08
Ordinary shares outstanding at end of the period (in millions)			81.507	85.511
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)			83.706	88.269

See pages 7, 26, 27 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
(in US$ millions except for percentages)	2008	2007	2008	2007

Closing shareholders’ equity	$2,779.1	$2,817.6	$2,779.1	$2,817.6
Average adjustment	(560.3)	(567.1)	(486.8)	(680.8)

Average equity (1)	$2,218.8	$2,250.5	$2,292.3	$2,136.8

Return on average equity:
Net income adjusted for preference share dividend	0.7%	5.7%	3.3%	21.6%
Operating income adjusted for preference share dividend	0.6%	5.8%	5.4%	21.1%
Annualized return on average equity:
Net income	2.8%	22.8%	3.3%	21.6%
Operating income	2.4%	23.2%	5.4%	21.1%
Components of return on average equity:
Return on average equity from underwriting activity (2)	1.4%	3.9%	3.3%	13.8%
Return on average equity from investment and other activity (3)	—	2.9%	4.1%	11.4%
Pre-tax operating income return on average equity	1.4%	6.8%	7.4%	25.2%
Post-tax operating income return on average equity (4)	0.6%	5.8%	5.4%	21.1%

See pages 7, 26, 27 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.   Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares, (ii) after-tax unrealized appreciation or depreciation on investments and (iii) the average after-tax unrealized foreign exchange gains and losses.

2.	Calculated by using underwriting income.

3.	Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.

4.	Calculated by using operating income after-tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Three Months Ended December 31, 2008					Three Months Ended December 31, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$81.5	$97.7	$228.8	$27.4	$435.4	$79.6	$51.3	$149.8	$24.3	$305.0
Net written premiums	83.0	98.6	202.0	22.5	406.1	70.8	53.3	135.2	19.7	279.0
Gross earned premiums	155.3	121.3	228.9	33.0	538.5	161.5	119.0	162.2	31.4	474.1
Net earned premiums	143.0	120.1	190.1	25.4	478.6	132.6	119.5	147.7	23.9	423.7
Losses and loss expenses	73.8	80.5	150.4	5.9	310.6	50.0	87.5	56.6	7.6	201.7
Policy acquisition expenses	32.1	19.4	32.9	3.1	87.5	33.5	13.3	25.6	6.0	78.4
Operating and administration expenses	16.0	10.4	16.2	6.0	48.6	15.7	14.0	22.0	4.8	56.5

Underwriting income (loss)	$21.1	$9.8	$(9.4)	$10.4	$31.9	$33.4	$4.7	$43.5	$5.5	$87.1

Net reserves for loss and loss adjustment expenses	$488.5	$1,311.1	$1,117.4	$153.3	$3,070.3	$459.3	$1,262.6	$860.0	$59.4	$2,641.3

Ratios
Loss ratio	51.6%	67.1%	79.1%	23.2%	64.9%	37.7%	73.2%	38.3%	31.8%	47.6%
Policy acquisition expense ratio	22.4%	16.2%	17.3%	12.3%	18.3%	25.3%	11.1%	17.3%	25.1%	18.5%
Operating and administration expense ratio	11.2%	8.7%	8.5%	23.5%	10.2%	11.8%	11.8%	14.9%	20.1%	13.3%
Expense ratio	33.6%	24.9%	25.8%	35.8%	28.5%	37.1%	22.9%	32.2%	45.2%	31.8%
Combined ratio	85.2%	92.0%	104.9%	59.0%	93.4%	74.8%	96.1%	70.5%	77.0%	79.4%

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Twelve Months Ended December 31, 2008					Twelve Months Ended December 31, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$589.0	$416.3	$867.8	$128.6	$2,001.7	$601.5	$431.5	$663.0	$122.5	$1,818.5
Net written premiums	564.1	412.9	757.8	100.7	1,835.5	495.0	425.1	590.1	91.2	1,601.4
Gross earned premiums	592.4	418.4	758.2	120.1	1,889.1	624.3	483.3	658.9	136.8	1,903.3
Net earned premiums	532.4	413.5	661.8	94.0	1,701.7	555.6	475.3	597.2	105.5	1,733.6
Losses and loss expenses	314.7	272.2	473.5	59.1	1,119.5	220.7	332.1	308.9	58.1	919.8
Policy acquisition expenses	105.0	65.4	113.4	15.5	299.3	117.4	69.6	105.7	21.2	313.9
Operating and administration expenses	65.7	43.2	74.4	24.8	208.1	65.3	47.9	67.2	24.4	204.8

Underwriting income (loss)	$47.0	$32.7	$0.5	$(5.4)	$74.8	$152.2	$25.7	$115.4	$1.8	$295.1

Net reserves for loss and loss adjustment expenses	$488.5	$1,311.1	$1,117.4	$153.3	$3,070.3	$459.3	$1,262.6	$860.0	$59.4	$2,641.3

Ratios
Loss ratio	59.1%	65.8%	71.5%	62.9%	65.8%	39.7%	69.9%	51.7%	55.1%	53.1%
Policy acquisition expense ratio	19.7%	15.8%	17.1%	16.5%	17.6%	21.1%	14.6%	17.7%	20.1%	18.1%
Operating and administration expense ratio	12.3%	10.4%	11.2%	26.4%	12.2%	11.8%	10.1%	11.3%	23.1%	11.8%
Expense ratio	32.0%	26.2%	28.3%	42.9%	29.8%	32.9%	24.7%	29.0%	43.2%	29.9%
Combined ratio	91.1%	92.0%	99.8%	105.8%	95.6%	72.6%	94.6%	80.7%	98.3%	83.0%

Aspen Insurance Holdings Limited

Property Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006

Gross written premiums	$81.5	$152.8	$170.5	$184.2	$79.6	$139.5	$190.3	$192.1	$58.0
Net written premiums	83.0	140.2	165.5	175.4	70.8	131.5	115.6	177.1	52.7
Gross earned premiums	155.3	152.3	144.5	140.3	161.5	150.2	151.3	161.3	155.4
Net earned premiums	143.0	138.8	123.6	127.0	132.6	125.3	144.3	153.4	116.7
Net losses and loss expenses	73.8	164.6	38.3	38.0	50.0	42.9	63.7	64.1	56.3
Policy acquisition expenses	32.1	23.4	23.6	25.9	33.5	25.4	31.1	27.4	19.6
Operating and administrative expenses	16.0	14.7	18.4	16.6	15.7	18.3	16.8	14.5	17.6

Total underwriting income (loss)	$21.1	$(63.9)	$43.3	$46.5	$33.4	$38.7	$32.7	$47.4	$23.2

Ratios
Loss ratio	51.6%	118.6%	31.0%	29.9%	37.7%	34.2%	44.1%	41.8%	48.2%
Policy acquisition expense ratio	22.4%	16.8%	19.1%	20.4%	25.3%	20.3%	21.6%	17.9%	16.8%
Operating and administrative expense ratio	11.2%	10.6%	14.9%	13.1%	11.8%	14.6%	11.6%	9.4%	15.1%
Expense ratio	33.6%	27.4%	34.0%	33.5%	37.1%	34.9%	33.2%	27.3%	31.9%
Combined ratio	85.2%	146.0%	65.0%	63.4%	74.8%	69.1%	77.3%	69.1%	80.1%

Aspen Insurance Holdings Limited

Casualty Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006

Gross written premiums	$97.7	$79.7	$56.8	$182.1	$51.3	$77.5	$79.4	$223.3	$49.7
Net written premiums	98.7	79.8	54.5	180.0	53.3	77.1	78.1	216.6	54.7
Gross earned premiums	121.3	113.7	87.7	95.7	119.0	125.5	127.8	111.0	126.1
Net earned premiums	120.1	112.9	85.8	94.7	119.5	123.7	125.7	106.4	125.1
Losses and loss expenses	80.5	75.9	54.3	61.5	87.5	92.2	91.6	60.8	75.3
Policy acquisition expenses	19.4	16.6	11.7	17.7	13.3	19.8	17.2	19.3	18.6
Operating and administration expenses	10.4	9.6	12.5	10.7	14.0	13.8	10.2	9.9	13.0

Underwriting income (loss)	$9.8	$10.8	$7.3	$4.8	$4.7	$(2.1)	$6.7	$16.4	$18.2

Ratios
Loss ratio	67.1%	67.2%	63.3%	64.9%	73.2%	74.5%	72.9%	57.2%	60.2%
Policy acquisition expense ratio	16.2%	14.7%	13.6%	18.7%	11.1%	16.0%	13.7%	18.1%	14.9%
Operating and administration expense ratio	8.7%	8.5%	14.6%	11.3%	11.8%	11.2%	8.1%	9.3%	10.4%
Expense ratio	24.9%	23.2%	28.2%	30.0%	22.9%	27.2%	21.8%	27.4%	25.3%
Combined ratio	92.0%	90.4%	91.5%	94.9%	96.1%	101.7%	94.7%	84.6%	85.5%

Aspen Insurance Holdings Limited

International Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006

Gross written premiums	$228.8	$180.8	$258.9	$199.3	$149.8	$129.0	$198.9	$185.3	$144.8
Net written premiums	202.0	162.2	251.6	142.0	135.2	118.1	196.9	139.9	145.1
Gross earned premiums	228.9	185.4	178.6	165.3	162.2	164.2	169.7	162.8	165.9
Net earned premiums	190.1	158.6	162.9	150.2	147.7	146.7	156.0	146.8	148.3
Losses and loss expenses	150.4	141.8	83.6	97.7	56.6	75.3	95.7	81.3	54.8
Policy acquisition expenses	32.9	26.5	26.0	28.0	25.6	26.4	28.3	25.4	23.4
Operating and administration expenses	16.2	21.1	19.2	17.9	22.0	17.2	13.3	14.7	14.5

Underwriting (loss) income	$(9.4)	$(30.8)	$34.1	$6.6	$43.5	$27.8	$18.7	$25.4	$55.6

Ratios
Loss ratio	79.1%	89.4%	51.3%	65.0%	38.3%	51.3%	61.3%	55.4%	36.9%
Policy acquisition expense ratio	17.3%	16.7%	16.1%	18.6%	17.3%	18.0%	18.2%	17.3%	15.8%
Operating and administration expense ratio	8.5%	13.3%	11.8%	11.9%	14.9%	11.7%	8.5%	10.0%	9.8%
Expense ratio	25.8%	30.0%	27.9%	30.5%	32.2%	29.7%	26.7%	27.3%	25.6%
Combined ratio	104.9%	119.4%	79.2%	95.5%	70.5%	81.0%	88.0%	82.7%	62.5%

Aspen Insurance Holdings Limited

U.S. Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006

Gross written premiums	$27.4	$28.0	$42.6	$30.6	$24.3	$27.5	$34.9	$35.8	$34.4
Net written premiums	22.5	21.6	34.4	22.2	19.7	22.1	27.9	21.5	25.6
Gross earned premiums	33.0	31.5	29.6	26.0	31.4	33.2	33.3	38.9	38.2
Net earned premiums	25.4	23.9	25.0	19.7	23.9	24.0	25.2	32.4	25.2
Losses and loss expenses	5.9	31.1	12.1	10.0	7.6	9.5	21.7	19.3	15.3
Policy acquisition expenses	3.1	3.9	3.7	4.8	6.0	4.5	5.1	5.6	5.8
Operating and administration expenses	6.0	6.2	7.0	5.6	4.8	9.3	4.1	6.2	4.8

Underwriting income (loss)	$10.4	$(17.3)	$2.2	$(0.7)	$5.5	$0.7	$(5.7)	$1.3	$(0.7)

Ratios
Loss ratio	23.2%	130.1%	48.4%	50.8%	31.8%	39.6%	86.1%	59.6%	60.7%
Policy acquisition expense ratio	12.3%	16.3%	14.7%	24.3%	25.1%	18.8%	20.2%	17.3%	23.1%
Operating and administration expense ratio	23.5%	25.7%	27.9%	28.4%	20.1%	38.9%	16.3%	19.1%	19.0%
Expense ratio	35.8%	42.0%	42.6%	52.7%	45.2%	57.7%	36.5%	36.4%	42.1%
Combined ratio	59.0%	172.1%	91.0%	103.6%	77.0%	97.3%	122.6%	96.0%	102.8%

Aspen Insurance Holdings Limited

Gross Written Premiums by Segment and Line of Business

(in US$ millions)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006

Property Reinsurance
Treaty Catastrophe	$(2.8)	$65.0	$79.2	$111.6	$20.6	$60.1	$85.2	$118.6	$23.6
Treaty Risk Excess	5.9	36.3	40.0	29.9	9.0	35.7	66.6	23.0	1.0
Treaty Pro Rata	68.9	36.5	36.5	32.7	39.9	34.1	29.2	42.0	26.0
Property Facultative	9.5	15.0	14.8	10.0	10.1	9.6	9.3	8.5	7.4

	$81.5	$152.8	$170.5	$184.2	$79.6	$139.5	$190.3	$192.1	$58.0

Casualty Reinsurance
U.S. Treaty	$80.2	$60.1	$46.9	$89.6	$37.2	$53.5	$55.3	$131.3	$37.7
International Treaty	13.3	15.3	5.7	89.5	11.6	20.5	22.2	88.4	3.0
Casualty Facultative	4.2	4.3	4.2	3.0	2.5	3.5	1.9	3.6	9.0

	$97.7	$79.7	$56.8	$182.1	$51.3	$77.5	$79.4	$223.3	$49.7

International Insurance
Marine and Specialty Liability	$45.0	$14.1	$47.4	$54.8	$30.0	$13.8	$40.1	$54.5	$38.4
Energy Property	7.5	22.3	41.7	23.4	8.2	21.3	45.0	28.2	13.0
Marine Hull	19.1	10.7	17.5	18.6	14.1	11.2	18.2	16.4	12.5
Aviation	48.2	19.3	23.1	11.2	42.2	23.7	26.6	10.8	40.5
U.K. Commercial Property	5.7	14.1	22.7	9.4	7.5	16.0	19.1	7.5	4.6
U.K. Commercial Liability	14.6	23.3	17.1	20.1	18.7	26.9	24.6	22.0	29.0
Non — Marine and Transportation Liability	10.9	8.7	14.3	7.1	7.1	—	—	—	—
Professional Liability	15.7	13.3	7.4	7.6	5.0	—	—	—	—
Excess Casualty	12.4	8.9	6.3	2.0	—	—	—	—	—
Financial Institutions	11.1	15.8	9.2	2.9	—	—	—	—	—
Financial and Political Risks	7.8	5.5	21.3	4.5	—	—	—	—	—
U.K. Commercial Property — Construction	2.9	4.4	4.5	—	—	—	—	—	—
International Commercial D&O Liability	3.5	—	—	—	—	—	—	—	—
Specialty Reinsurance	24.4	20.4	26.4	37.7	17.0	16.1	25.3	46.0	6.8

	$228.8	$180.8	$258.9	$199.3	$149.8	$129.0	$198.9	$185.4	$144.8

U.S. Insurance
Property	$10.9	$10.7	$21.1	$10.5	$6.8	$7.9	$13.9	$12.4	$16.0
Casualty	16.5	17.3	21.5	20.1	17.5	19.6	21.0	23.3	18.4

	$27.4	$28.0	$42.6	$30.6	$24.3	$27.5	$34.9	$35.7	$34.4

Total Gross Written Premiums	$435.4	$441.3	$528.8	$596.2	$305.0	$373.5	$503.5	$636.5	$286.9

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended December 31, 2008					Three Months Ended December 31, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Before Accident Year Adjustment
Loss ratio	51.6%	67.1%	79.1%	23.2%	64.9%	37.7%	73.2%	38.3%	31.8%	47.6%
Policy acquisition expense ratio	22.4%	16.2%	17.3%	12.3%	18.3%	25.3%	11.1%	17.3%	25.1%	18.5%
Operating and administration expense ratio	11.2%	8.7%	8.5%	23.5%	10.2%	11.8%	11.8%	14.9%	20.1%	13.3%
Expense ratio	33.6%	24.9%	25.8%	35.8%	28.5%	37.1%	22.9%	32.2%	45.2%	31.8%

Combined ratio	85.2%	92.0%	104.9%	59.0%	93.4%	74.8%	96.1%	70.5%	77.0%	79.4%

Accident Year Adjustment
Loss ratio	(3.8)%	23.0%	(5.4)%	(8.6)%	1.5%	3.9%	14.6%	17.1%	11.5%	12.3%
Policy acquisition expense ratio	(5.3)%	—	0.3%	(0.3)%	(1.5)%	1.4%	0.2%	0.6%	(2.1)%	0.5%
Operating and administration expense ratio	0.3%	0.5%	1.2%	(0.2)%	0.7%	3.6%	0.3%	(0.5)%	1.7%	1.1%
Expense ratio	(5.0)%	0.5%	1.5%	(0.5)%	(0.8)%	5.0%	0.5%	0.1%	(0.4)%	1.6%

Combined ratio	(8.8)%	23.5%	(3.9)%	(9.1)%	0.7%	8.9%	15.1%	17.2%	11.1%	13.9%

Accident Year Ratios
Current accident year loss ratio	47.8%	90.1%	73.8%	14.6%	66.4%	41.6%	87.8%	55.4%	43.3%	59.9%
Policy acquisition expense ratio	17.1%	16.2%	17.6%	12.0%	16.8%	26.7%	11.3%	17.9%	23.0%	19.0%
Operating and administration expense ratio	11.5%	9.2%	9.7%	23.3%	10.9%	15.4%	12.1%	14.4%	21.8%	14.4%
Expense ratio	28.6%	25.4%	27.3%	35.3%	27.7%	42.1%	23.4%	32.3%	44.8%	33.4%

Combined ratio	76.4%	115.5%	101.1%	49.9%	94.1%	83.7%	111.2%	87.7%	88.1%	93.3%

Impact from hurricanes (Ike and Gustav)	5.6%	—	4.8%	7.9%	4.0%

Adjusted accident year combined ratio	70.8%	115.5%	96.3%	42.0%	90.1%

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Twelve Months Ended December 31, 2008					Twelve Months Ended December 31, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Before Accident Year Adjustment
Loss ratio	59.1%	65.8%	71.5%	62.9%	65.8%	39.7%	69.9%	51.7%	55.1%	53.1%
Policy acquisition expense ratio	19.7%	15.8%	17.1%	16.5%	17.6%	21.1%	14.6%	17.7%	20.1%	18.1%
Operating and administration expense ratio	12.3%	10.4%	11.2%	26.4%	12.2%	11.8%	10.1%	11.3%	23.1%	11.8%
Expense ratio	32.0%	26.2%	28.3%	42.9%	29.8%	32.9%	24.7%	29.0%	43.2%	29.9%

Combined ratio	91.1%	92.0%	99.8%	105.8%	95.6%	72.6%	94.6%	80.7%	98.3%	83.0%

Accident Year Adjustment
Loss ratio	4.2%	14.2%	2.7%	6.5%	6.2%	(9.8)%	8.2%	17.9%	(0.8)%	5.8%
Policy acquisition expense ratio	(1.3)%	(0.1)%	0.1%	0.1%	(0.4)%	0.3%	1.9%	0.9%	(4.3)%	0.6%
Operating and administration expense ratio	0.5%	(0.3)%	0.6%	(0.2)%	0.3%	0.3%	(0.1)%	0.2%	16.0%	1.0%
Expense ratio	(0.8)%	(0.4)%	0.7%	(0.1)%	(0.1)%	0.6%	1.8%	1.1%	11.7%	1.6%

Combined ratio	3.4%	13.8%	3.4%	6.4%	6.1%	(9.2)%	10.0%	19.0%	10.9%	7.4%

Accident Year Ratios
Current accident year loss ratio	63.3%	80.0%	74.2%	69.4%	72.0%	29.9%	78.1%	69.6%	54.3%	58.9%
Policy acquisition expense ratio	18.4%	15.7%	17.2%	16.6%	17.2%	21.4%	16.5%	18.6%	15.8%	18.7%
Operating and administration expense ratio	12.8%	10.1%	11.8%	26.2%	12.5%	12.1%	10.0%	11.5%	39.1%	12.8%
Expense ratio	31.2%	25.8%	29.0%	42.8%	29.7%	33.5%	26.5%	30.1%	54.9%	31.5%

Combined ratio	94.5%	105.8%	103.2%	112.2%	101.7%	63.4%	104.6%	99.7%	109.2%	90.4%

Impact from hurricanes (Ike and Gustav)	25.6%	—	8.7%	14.9%	11.9%

Adjusted accident year combined ratio	68.9%	105.8%	94.5%	97.3%	89.8%

Aspen Insurance Holdings Limited

Consolidated Statements of Changes in Shareholders’ Equity

	Twelve Months Ended December 31,
(in US$ millions)	2008	2007

Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Additional paid-in capital
Beginning of period	1,846.1	1,921.7
New shares issued	2.0	12.8
Shares repurchased	(100.3)	(101.2)
Share-based compensation	7.0	12.8

End of period	1,754.8	1,846.1

Retained earnings
Beginning of period	858.8	450.5
Net income for the period	103.8	489.0
Dividends paid on ordinary and preference shares	(77.9)	(80.7)

End of period	884.7	858.8

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	80.2	59.1
Change for the period	7.4	21.1

End of period	87.6	80.2

Loss on derivatives
Beginning and end of period	(1.6)	(1.8)
Reclassification to interest payable	0.2	0.2

End of period	(1.4)	(1.6)

Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	34.0	(40.3)
Change for the period	19.3	74.3

End of period	53.3	34.0

Total accumulated other comprehensive income	139.5	112.6

Total shareholders’ equity	$2,779.1	$2,817.6

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Twelve Months Ended December 31,
(in US$ millions)	2008	2007

Net income	$103.8	$489.0

Other comprehensive (loss) income, net of taxes:
Reclassification adjustment for net realized losses included in net income	24.3	7.0
Change in net unrealized gains and losses on available for sale securities held	(5.0)	67.3
Amortization of realized loss on derivative	0.2	0.2
Change in foreign currency translation adjustment	7.4	21.1

Other comprehensive income	26.9	95.6

Comprehensive income	$130.7	$584.6

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in US$ millions)	2008	2007	2008	2007

Net cash from/(used in) operating activities	$86.2	$147.8	$530.5	$774.1
Net cash from/(used in) investing activities	(45.6)	29.8	(255.3)	(426.1)
Net cash from/(used in) financing activities	(17.3)	(69.5)	(176.2)	(169.1)
Effect of exchange rate movements on cash and cash equivalents	44.2	(23.9)	58.7	(22.5)

Increase in cash and cash equivalents	67.5	84.2	157.7	156.4
Cash at beginning of the period	741.6	567.2	651.4	495.0

Cash at end of the period	$809.1	$651.4	$809.1	$651.4

Aspen Insurance Holdings Limited

Reserves For Losses And Loss Expenses

	As at	As at
	December 31,	December 31,
(in US$ millions)	2008	2007

Provision for losses and loss expenses at start of period	$2,946.0	$2,820.0
Less reinsurance recoverable	(304.7)	(468.3)

Net loss and loss expenses at start of period	2,641.3	2,351.7

Net loss and loss expenses (disposed) acquired	(27.8)	11.0

Provision for losses and loss expenses for claims incurred
Current period	1,203.0	1,027.2
Prior period release	(83.5)	(107.4)

Total incurred	1,119.5	919.8

Losses and loss expense payments for claims incurred	(727.0)	(695.6)

Foreign exchange (gains) losses	(219.0)	54.4

Net loss and loss expense reserves at end of period	2,787.0	2,641.3
Plus reinsurance recoverables on unpaid losses at end of period	283.3	304.7

Gross loss and loss expense reserves at end of period	$3,070.3	$2,946.0

Aspen Insurance Holdings Limited

Reserves By Operating Segment

	As at December 31, 2008			As at December 31, 2007
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$488.5	$(107.8)	$380.7	$537.5	$(78.2)	$459.3
Casualty Reinsurance	1,311.1	(2.3)	1,308.8	1,276.3	(13.7)	1,262.6
International Insurance	1,117.4	(113.7)	1,003.7	999.2	(139.2)	860.0
U.S. Insurance	153.3	(59.5)	93.8	133.0	(73.6)	59.4

Total losses and loss expense reserves	$3,070.3	$(283.3)	$2,787.0	$2,946.0	$(304.7)	$2,641.3

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Twelve Months Ended December 31, 2008			Twelve Months Ended December 31, 2007
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$10.3	$1.8	$12.1	$(10.9)	$(0.6)	$(11.5)
Casualty Reinsurance	69.7	(2.5)	67.2	27.6	4.2	31.8
International Insurance	(23.5)	19.6	(3.9)	61.0	19.8	80.8
U.S. Insurance	6.2	1.9	8.1	2.4	3.9	6.3

Release in reserves for prior years during the period	$62.7	$20.8	$83.5	$80.1	$27.3	$107.4

	Three Months Ended December 31, 2008			Three Months Ended December 31, 2007
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$(1.7)	$(5.7)	$(7.4)	$(0.9)	$(1.0)	$(1.9)
Casualty Reinsurance	19.4	(0.2)	19.2	13.1	(0.3)	12.8
International Insurance	(47.3)	23.4	(23.9)	21.7	(0.9)	20.8
U.S. Insurance	(3.4)	3.4	—	2.5	0.3	2.8

Release in reserves for prior years during the period	$(33.0)	$20.9	$(12.1)	$36.4	$(1.9)	$34.5

Aspen Insurance Holdings Limited

Ratings Of Reinsurers

(in US$ millions except for percentages)	As at December 31, 2008		As at December 31, 2007

S&P
AAA	$15.9	5.6%	$31.0	10.2%
AA+	—	—	2.1	0.7%
AA−	103.7	36.6%	74.1	24.3%
A+	98.8	34.9%	118.3	38.8%
A	6.9	2.4%	1.7	0.6%
A−	28.7	10.1%	46.5	15.3%
Fully collateralized	2.5	0.9%	3.3	1.1%
Not rated	26.8	9.5%	27.7	9.0%

	$283.3	100.0%	$304.7	100.0%

A.M. Best
A++	$15.9	5.6%	$31.0	10.2%
A+	67.2	23.7%	46.3	15.2%
A	161.9	57.1%	166.9	54.8%
A−	28.6	10.1%	37.2	12.2%
Fully collateralized	2.5	0.9%	3.3	1.1%
Not rated	7.2	2.6%	20.0	6.5%

	$283.3	100.0%	$304.7	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As at December 31, 2008				Percentage of Total Fair Value
		Gross	Gross		As at	As at	As at	As at	As at	As at
	Amortized	Unrealized	Unrealized	Fair	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(in US$ millions except for percentages)	Cost	Gains	Losses	Value	2008	2008	2008	2008	2007	2006

U.S. government	$601.3	$49.9	$(0.5)	$650.7	10.9%	11.2%	11.3%	12.0%	10.9%	19.4%
U.S. government agency securities	356.6	36.7	(0.2)	393.1	6.6%	6.0%	5.6%	6.2%	5.6%	6.3%
Municipal securities	7.7	0.3	—	8.0	0.1%	0.1%	—	—	—	—
Corporate securities	1,426.0	29.0	(30.5)	1,424.5	23.8%	23.3%	26.7%	25.1%	25.6%	20.6%
Foreign government	363.6	20.9	—	384.5	6.4%	7.1%	6.8%	6.8%	7.2%	8.5%
Asset-backed securities	218.1	—	(12.6)	205.5	3.4%	3.8%	4.1%	3.5%	3.8%	5.6%
Mortgage-backed securities	1,392.4	33.6	(59.2)	1,366.8	22.9%	22.8%	22.2%	20.1%	20.8%	12.9%

Total fixed maturities	4,365.7	170.4	(103.0)	4,433.1	74.1%	74.3%	76.7%	73.7%	73.9%	73.3%
Short-term investments	224.9	—	—	224.9	3.8%	3.8%	3.2%	5.1%	4.8%	13.4%

Total investments	$4,590.6	$170.4	$(103.0)	$4,658.0	77.9%	78.1%	79.9%	78.8%	78.7%	86.7%

Other investments				286.9	4.9%	8.7%	9.2%	9.0%	9.5%	3.0%
Cash				809.1	13.5%	12.5%	10.3%	11.5%	11.0%	9.5%
Accrued interest				221.4	3.7%	0.7%	0.6%	0.7%	0.8%	0.8%

Total investments				$5,975.4	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except for percentages)	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007

Net investment income from fixed income investments and cash	$59.3	$61.5	$59.7	$56.0	$68.4	$64.5	$64.0	$57.6
Net investment (loss) income from investments accounted for by the equity method	(49.0)	(42.2)	10.8	(16.9)	11.9	7.9	14.8	9.9

Net investment income	10.3	19.3	70.5	39.1	80.3	72.4	78.8	67.5
Net realized investment gains (losses)	8.4	(58.1)	0.8	1.0	(0.8)	(1.9)	(5.6)	(4.8)
Change in unrealized gains (losses) on investments (gross of tax)	138.3	(46.6)	(110.4)	44.4	65.0	68.1	(56.1)	13.6

Total return on investments	$157.0	$(85.4)	$(39.1)	$84.5	$144.5	$138.6	$17.1	$76.3

Portfolio Characteristics
Fixed income portfolio book yield	4.64%	4.87%	4.84%	4.90%	5.05%	5.08%	4.94%	4.77%
Fixed income portfolio duration	3.12 years	3.51 years	3.58 years	3.35 years	3.40 years	3.46 years	3.59 years	3.25 years

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

	Twelve Months Ended December 31,
(in US$ millions except for number of shares)	2008	2007

Net assets	$2,779.1	$2,817.6
Less: Intangible assets	(8.2)	(8.2)
Preference shares	(419.2)	(419.2)

Total	$2,351.7	$2,390.2

Ordinary shares outstanding (in millions)	81.507	85.511

Ordinary shares and dilutive potential ordinary shares (in millions)	83.706	88.269

Book value per ordinary share	$28.85	$27.95

Diluted book value per ordinary share (treasury stock method)	$28.10	$27.08

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007

Weighted average ordinary shares outstanding (millions)
Basic	81.485	86.503	82.963	87.808
Dilutive share equivalents:
Employee options	0.506	1.521	0.976	1.459
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.171	0.227	0.366	0.165
Options issued to Wellington Investment Holding (Jersey) Limited	—	—	—	0.101
Performance shares	1.052	0.724	1.001	0.599
Restricted share units	0.209	0.236	0.226	0.223

Weighted average diluted shares outstanding	83.423	89.211	85.532	90.355

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Operating Income Reconciliation

Net income is adjusted to exclude after tax net foreign exchange gains and losses and realized gains and losses on investments.

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
(in US$ millions except where stated)	2008	2007	2008	2007

Net income adjusted for preference share dividend	$14.9	$128.3	$76.1	$461.3
Add (deduct) after tax income:
Net foreign exchange losses (gains)	4.8	2.1	8.2	(20.6)
Net realized (gains) losses on investments	(6.1)	0.7	39.5	10.2

Operating income adjusted for preference share dividend	13.6	131.1	123.8	450.9
Tax on operating income	17.3	22.7	44.8	87.9

Operating income before tax adjusted for preference share dividend	$30.9	$153.8	$168.6	$538.8

Weighted average ordinary shares outstanding (millions)
Basic	81.485	86.503	82.963	87.808
Dilutive share equivalents:		.
Employee Options	0.506	1.521	0.976	1.459
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.171	0.227	0.366	0.165
Options issued to Wellington Investment Holding (Jersey) Limited	—	—	—	0.101
Performance shares	1.052	0.724	1.001	0.599
Restricted share units	0.209	0.236	0.226	0.223

Weighted average diluted shares outstanding	83.423	89.211	85.532	90.355

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.48	$0.92	$5.25
Add (deduct) after tax income:
Net foreign exchange losses (gains)	0.06	0.03	0.09	(0.23)
Net realized (losses) gains on investments	(0.07)	0.01	0.48	0.12

Operating income adjusted for preference shares dividend	$0.17	$1.52	$1.49	$5.14

Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.44	$0.89	$5.11
Add (deduct) after tax income:
Net foreign exchange losses (gains)	0.06	0.02	0.09	(0.23)
Net realized (losses) gains on investments	(0.07)	0.01	0.46	0.11

Operating income adjusted for preference share dividend	$0.17	$1.47	$1.44	$4.99

Aspen Insurance Holdings Limited

Net Income Reconciliation

Net income is adjusted to exclude after-tax net income or losses from investments accounted for using the equity method. These investments represent our investments in funds of hedge funds. According to the equity method, gains and losses on the funds of hedge funds are recognized through the income statement.

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
(in US$ millions except where stated)	2008	2007	2008	2007

Net income adjusted for preference share dividend	$14.9	$128.3	$76.1	$461.3
Add (deduct) after tax income:
Loss (income) from investments accounted for by the equity method	49.0	(11.9)	97.3	(44.5)
Tax on income/loss from investments accounted for by the equity method	(3.0)	1.7	(10.9)	6.8

Net income adjusted for preference share dividend excluding net income or loss from other investments accounted for by the equity method	$60.9	$118.1	$162.5	$423.6

Weighted average ordinary shares outstanding (millions)
Basic	81.485	86.503	82.963	87.808
Dilutive share equivalents:		.
Employee options	0.506	1.521	0.976	1.459
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.171	0.227	0.366	0.165
Options issued to Wellington Investment Holdings (Jersey) Limited	—	—	—	0.101
Performance shares	1.052	0.724	1.001	0.599
Restricted share units	0.209	0.236	0.226	0.223

Weighted average diluted shares outstanding	83.423	89.211	85.532	90.355

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.48	$0.92	$5.25
Add (deduct) after tax income:
Loss (income) from investments accounted for by the equity method	0.60	(0.14)	1.17	(0.51)
Tax on income/loss from investments accounted for by the equity method	(0.04)	0.02	(0.12)	0.08

Net income adjusted for preference share dividend excluding net income or loss from other investments accounted for by the equity method	$0.74	$1.36	$1.97	$4.82

Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.44	$0.89	$5.11
Add (deduct) after tax income:
Loss (income) from investments accounted for by the equity method	0.59	(0.13)	1.14	(0.49)
Tax on income/loss from investments accounted for by the equity method	(0.04)	0.02	(0.13)	0.07

Net income adjusted for preference share dividend excluding net income or loss from other investments accounted for by the equity method	$0.73	$1.33	$1.90	$4.69

Aspen Insurance Holdings Limited

Adjusted Operating Income Reconciliation

Net income is adjusted to exclude after tax net foreign exchange gains and losses, after tax realized gains and losses on investments and after tax net gains or losses from our investments in funds of hedge funds.

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
(in US$ millions except where stated)	2008	2007	2008	2007

Net income adjusted for preference share dividend	$14.9	$128.3	$76.1	$461.3
Add (deduct) after tax income:
Net foreign exchange losses (gains)	4.8	2.1	8.2	(20.6)
Net realized (gains) losses on investments	(6.1)	0.7	39.5	10.2
Loss (income) from investments accounted for by the equity method	46.0	(10.2)	86.4	(37.7)

Adjusted operating income adjusted for preference share dividend	$59.6	$120.9	$210.2	$413.2

Weighted average ordinary shares outstanding (millions)
Basic	81.485	86.503	82.963	87.808
Dilutive share equivalents:		.
Employee Options	0.506	1.521	0.976	1.459
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.171	0.227	0.366	0.165
Options issued to Wellington Investment Holding (Jersey) Limited	—	—	—	0.101
Performance shares	1.052	0.724	1.001	0.599
Restricted share units	0.209	0.236	0.226	0.223

Weighted average diluted shares outstanding	83.423	89.211	85.532	90.355

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.48	$0.92	$5.25
Add (deduct) after tax income:
Net foreign exchange losses (gains)	0.06	0.03	0.10	(0.23)
Net realized (losses) gains on investments	(0.08)	0.01	0.48	0.12
Loss (income) from investments accounted for by the equity method	0.56	(0.12)	1.04	(0.43)

Operating income adjusted for preference shares dividend	$0.72	$1.40	$2.54	$4.71

Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.18	$1.44	$0.89	$5.11
Add (deduct) after tax income:
Net foreign exchange losses (gains)	0.06	0.02	0.10	(0.23)
Net realized (losses) gains on investments	(0.07)	0.01	0.46	0.11
Loss (income) from investments accounted for by the equity method	0.55	(0.11)	1.01	(0.42)

Operating income adjusted for preference share dividend	$0.72	$1.36	$2.46	$4.57